Fees Summary	Dec. 09, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 970,000.00
Previously Paid Amount	0.00
Total Fee Amount	148.51
Total Offset Amount	0.00
Net Fee	$ 148.51
Final Prospectus	false